Exhibit 10.1

EXECUTION VERSION

LETTER AMENDMENT

Dated as of April 29, 2025

To the banks, financial institutions
and other institutional lenders
(collectively, the “Lenders”) party
to the Loan Agreement referred to
below and to Bank of America, N.A., as administrative agent
(the “Administrative Agent”) for the Lenders

Ladies and Gentlemen:

We refer to the Term Loan Agreement dated as of April 29, 2024 (as amended, restated, amended and restated, supplemented or otherwise modified through the date hereof, the “Loan Agreement”) among the undersigned and you.  Capitalized terms not otherwise defined in this Letter Amendment have the same meanings as specified in the Loan Agreement.

It is hereby agreed by you and us that the following definitions in Section 1.01 of the Loan Agreement are amended and restated in full to read as follows:

“Applicable Rate” means, with respect to Base Rate Loans, 0.00% per annum and, with respect to Term SOFR Loans, 0.875% per annum.

“Loan Documents” means this Agreement, each Note (if any) and any amendments, restatements, amendments and restatements, modifications or supplements hereto or thereto or to any other Loan Document or waivers hereof or to any other Loan Document.

“Maturity Date” means October 29, 2025.

This Letter Amendment shall become effective as of the date first above written when, and only when (a) the Administrative Agent (or its counsel) shall have received counterparts of this Letter Amendment executed by the undersigned and all of the Lenders or, as to any of the Lenders, advice reasonably satisfactory to the Administrative Agent that such Lender has executed this Letter Amendment, (b) the Administrative Agent (or its counsel) shall have received copies, certified by any Authorized Officer or the Secretary or Assistant Secretary of the Company, of its Board of Directors’ Resolutions, authorizing the execution, delivery and performance of this Letter Amendment; and (c) the Company shall have paid to the Administrative Agent, for the account of the Lenders, all accrued and unpaid interest on the Loans.  This Letter Amendment is subject to the provisions of Section 10.01 of the Loan Agreement.

On and after the effectiveness of this Letter Amendment, each reference in the Loan Agreement to “this Agreement”, “hereunder”, “hereof” or words of like import referring to the Loan Agreement, and each reference in each of the other Loan Documents to “the Loan Agreement”, “thereunder”, “thereof” or words of like import referring to the Loan Agreement, shall mean and be a reference to the Loan Agreement, as amended by this Letter Amendment.

Conagra Letter Amendment

The Loan Agreement and each of the other Loan Documents, as specifically amended by this Letter Amendment, are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed.  The execution, delivery and effectiveness of this Letter Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Lender or the Administrative Agent under any of the Loan Documents, nor constitute a waiver of any provision of any of the Loan Documents.

This Letter Amendment is a Loan Document.

If you agree to the terms and provisions hereof, please evidence such agreement by executing and returning a counterpart of this Letter Amendment to Barbara Zylberg at barbara.zylberg@aoshearman.com.

This Letter Amendment may be executed using Electronic Signatures as contemplated by Section 10.16 of the Loan Agreement. This Letter Amendment may be executed by one or more of the parties hereto on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument.

This Letter Amendment shall be governed by, and construed in accordance with, the laws of the State of New York. The parties hereto agree that provisions of Sections 10.13 (Governing Law; Jurisdiction; Etc.) and 10.14 (Waiver of Jury Trial) of the Loan Agreement are hereby incorporated by reference, mutatis mutandis.

[REMAINDER OF THIS PAGE IS INTENTIONALLY LEFT BLANK].

Conagra Letter Amendment

Very truly yours,

CONAGRA BRANDS, INC.

By/s/ David S. Marberger
Name: David S. Marberger
Title: Executive Vice President and

Chief Financial Officer

Agreed as of the date first above written:

BANK OF AMERICA, N.A.,
as Administrative Agent and as Lender

By/s/ J. Casey Cosgrove
Name: J. Casey Cosgrove
Title: Managing Director

[Signature Page to Term Loan Agreement]